UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 23, 2026

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56338	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) Non-Reliance Determination

On June 23, 2026, the Board of Directors (the “Board”) of FDCTech, Inc. (the “Company”), after consultation with management and LAO Professionals (“LAO”), the Company’s current independent registered public accounting firm, and having completed its evaluation of the nature and magnitude of the errors described below, concluded that the following previously issued financial statements of the Company should no longer be relied upon: (i) the unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2024, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on December 31, 2024; (ii) the unaudited condensed consolidated financial statements as of and for the three and six months ended June 30, 2024, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on December 31, 2024; and (iii) the unaudited condensed consolidated financial statements as of and for the three and nine months ended September 30, 2024, included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on December 31, 2024 (collectively, the “Affected 2024 Interim Periods”). Related earnings releases and other communications describing the Company’s financial results for the Affected 2024 Interim Periods should similarly no longer be relied upon.

Background

As previously disclosed in the Company’s Current Report on Form 8-K filed on April 4, 2025, on April 3, 2025 the Board approved the dismissal of Olayinka Oyebola & Co. (“Olayinka”) as the Company’s independent registered public accounting firm following Olayinka’s designation as a Prohibited Service Provider by OTC Markets Group, and approved the engagement of LAO (PCAOB Firm ID: 7057) as its successor independent registered public accounting firm, effective April 3, 2025.

On June 3, 2026, the Company filed a Current Report on Form 8-K under Item 4.02 concluding that certain previously issued financial statements, including its audited consolidated financial statements as of and for the fiscal year ended December 31, 2024, should no longer be relied upon, and the Company restated those financial statements in Amendment No. 2 to its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on June 8, 2026. Subsequently, on June 18, 2026, the Company received a comment letter from the staff of the SEC’s Division of Corporation Finance which, among other things, requested that the Company address whether the restatement of its fiscal year 2024 financial statements also affected the Company’s 2024 interim periods. Management, in consultation with LAO, evaluated the effect of the previously identified errors on the Company’s unaudited condensed consolidated financial statements for the Affected 2024 Interim Periods, individually and in the aggregate, under SEC Staff Accounting Bulletin No. 99 (Materiality) and No. 108 and ASC Topic 250, “Accounting Changes and Error Corrections.” Upon completion of that evaluation, the Board reached the non-reliance conclusion described in this Item 4.02 on June 23, 2026.

Nature of the Errors Affecting the Affected 2024 Interim Periods

The errors that gave rise to the restatement of the Company’s fiscal year 2024 financial statements, as described in the Company’s Current Report on Form 8-K filed June 8, 2026 and in Note 4 to the consolidated financial statements included in Amendment No. 2 to the 2024 Form 10-K, also affected each of the Affected 2024 Interim Periods to the extent the underlying balances and transactions were reflected in those periods. These errors comprise, principally: (a) the correction of general and administrative expense; (b) the misclassification of client funds of Alchemy Prime Limited (“APL”) and Alchemy Markets Ltd. (“AML”) within the Company’s cash; (c) the misclassification of certain related party cash credits as cash on hand rather than as related party advances; (d) the misclassification of a subscription receivable as a current asset rather than as contra-equity in accordance with ASC 505-10-45-2; (e) intercompany elimination errors within related party receivable; (f) the omission of 500,000 shares of common stock issued in October 2021, recognized retrospectively; (g) the segregation of client funds held by the Company’s regulated brokerage subsidiaries as restricted cash in accordance with ASC 230-10-50-8; and (h) errors in the foreign currency translation adjustment and in the related allocation between the controlling and noncontrolling interests (ASC 220-10; ASC 810-10).

Availability of Restated Financial Information

The restated financial information for the Affected 2024 Interim Periods is presented as comparative prior-period information in the Company’s Quarterly Reports on Form 10-Q for the corresponding interim periods of fiscal year 2025 — the three months ended March 31, 2025, the three and six months ended June 30, 2025, and the three and nine months ended September 30, 2025 — as amended. The Company does not intend to file separate amendments to its Quarterly Reports on Form 10-Q for the Affected 2024 Interim Periods. Investors and other readers should rely on the restated comparative information presented in the foregoing fiscal year 2025 Quarterly Reports, as amended, rather than the previously issued financial statements for the Affected 2024 Interim Periods.

Internal Control Considerations

In connection with the restatements, management identified material weaknesses in the Company’s internal control over financial reporting. A description of the material weaknesses and of management’s remediation plan is included in Item 9A (Controls and Procedures) of the Company’s amended Annual Reports and in Item 4 (Controls and Procedures) of the Company’s amended Quarterly Reports.

Communications with Independent Registered Public Accounting Firms

The Board, which performs the functions of an audit committee, discussed the matters disclosed in this Item 4.02 with LAO, the Company’s current independent registered public accounting firm. To the extent the Company’s unaudited interim financial statements for the Affected 2024 Interim Periods were reviewed by Olayinka, which was dismissed effective April 3, 2025 and is no longer the Company’s independent registered public accounting firm, the Company has notified Olayinka of the non-reliance determinations described herein and has provided Olayinka with a copy of the disclosures the Company is making in this Current Report.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

June 23, 2026	By:	/s/ Imran Firoz
Date		Imran Firoz
Chief Financial Officer
(Principal Financial Officer)